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                                                                    Exhibit 23.2


                        [Letterhead of KPMG Peat Marwick LLP]





To Board of Directors
Tennant Company:

We consent to the use of our reports included or incorporated herein by reference.



/s/ KPMG Peat Marwick LLP

Minneapolis, Minnesota
June 6, 1997